UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2006

CATALYTICA ENERGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 West Warner Road, Suite 132, Tempe, AZ  85284

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:    (480) 556-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On September 29, 2006, Catalytica Energy Systems, Inc. (the “Registrant”) entered into a License Agreement dated September 29, 2006 (the “License Agreement”) with Kawasaki Heavy Industries, Ltd. (“KHI”) providing for the exclusive, royalty-free, worldwide license by the Registrant of certain multi-use intellectual property, including certain patents and trademarks, for use with catalytic modules designed for use solely with small gas turbines.  The License Agreement was entered into in connection with the completion of the sale of the Registrant’s Xonon Cool Combustion® catalytic combustion technology and associated gas turbine assets to KHI as described in Item 8.01 herein.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the License Agreement, including the exhibits thereto, which is attached as Exhibit 10.2 hereto and incorporated by reference in its entirety herein.

Item 8.01                                             Other Events

On September 29, 2006 (the “Closing Date”), the Registrant completed the sale of the Registrant’s Xonon Cool Combustion® catalytic combustion technology and associated gas turbine assets to KHI pursuant to an Asset Purchase Agreement (the “APA”) with KHI (and with Kawasaki Gas Turbines-Americas (“KGTA”) solely with respect to waiver of claims set forth in the APA).  The Registrant also entered into the License Agreement with KHI providing for the exclusive, royalty-free, worldwide license by the Registrant of certain multi-use intellectual property, including certain patents and trademarks, for use with catalytic modules designed for use solely with small gas turbines.

Under the terms of the APA, the Registrant received $2.1 million in gross cash proceeds from KHI in exchange for the sale and conveyance of the assets, properties and rights of the Registrant identified in the APA relating to the Registrant’s small gas turbine technology, the assumption of certain liabilities by KHI, certain completed training, and for entering into the License Agreement.  The Registrant estimates it incurred total sales commissions and related closing expenses of approximately $200,000.

Under the APA, the Registrant provided various representations and warranties to KHI relating to the intellectual property assigned and licensed to KHI and other terms and conditions of the transactions under the APA.  Further, in order to provide assurance as to the satisfaction of any potential indemnification claims by KHI, the APA requires the Registrant to (x) maintain at least $2.0 million in immediately available funds until the later of one year following the Closing Date or the date that any indemnification proceeding commenced against the Registrant within one year following the Closing Date has been resolved (the “Initial Indemnification Period”), and (y) following the Initial Indemnification Period, maintain at least $1.9 million in immediately available funds until the later of two years following the Closing Date or the date that any indemnification proceeding commenced against the Registrant within two years following the Closing Date has been resolved.

Pursuant to the APA, and subject to the obligations under the APA, the License Agreement and that certain confidentiality agreement between the Registrant and KHI, dated November 2, 2005, effective as of the closing of the transactions contemplated by the APA, the Registrant on the one hand and KHI and KGTA on the other hand released and discharged the other from and against all claims, present and future, known and unknown, including without limitation all claims arising under (i) the Xonon Module Supply Agreement by and between the Registrant, KGTA and KHI, dated as of December 13, 2000, as amended as of July 2, 2003, (ii) the Technology Development and Transfer Agreement between the Registrant and KHI, dated as of December 13, 2000, and (iii) the Amended and Restated Support Agreement by and between the Registrant and KGTA, dated as of October 6, 2003.

Pursuant to the APA, the Registrant has agreed that, subject to certain conditions contained in the APA, for a five (5) year period following the Closing Date, it will not, directly or indirectly engage in the business of supplying NOx emission reduction technology and equipment designed for use with small gas turbines within North America, South America or Central America. The foregoing restrictions, however, do not apply to (i) any person or entity that acquires the Registrant, by merger, consolidation, sale of all or substantially all of its assets, purchase or other acquisition of a majority of the Registrant’s voting securities or otherwise, so long as such acquirer was not an affiliate of the Registrant prior to such acquisition, or (ii) any person or entity that acquires any of the Registrant’s assets, whether by purchase or by sale in connection with any reorganization or liquidation of the Registrant, so long as such acquirer was not an affiliate of the Registrant prior to such acquisition.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the APA including the exhibits thereto, filed as an exhibit to the Registrant’s Form 8-K filed with the SEC on July 5, 2006, and by reference to the License Agreement, including the exhibits thereto, which is attached as Exhibit 10.2 hereto and incorporated by reference in its entirety herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Federal securities laws and is subject to safe harbors created therein.   These forward-looking statements include, but are not limited to, those statements regarding the terms and conditions of the APA, including the effectiveness of the general release of claims contemplated by the APA, and the amount of the estimated sales commissions and related closing expenses associated with the transactions contemplated by the APA.

These forward-looking statements involve known and unknown risks and uncertainties that may cause actual results and events to differ materially from those expressed in the forward-looking statements.  These risks and uncertainties include, among others,  the risk that the Registrant may be required to indemnify KHI pursuant to the terms and conditions of the APA, the application of legal or equitable remedies, risks associated with the development generally of the Registrant’s overall strategic objectives and the other risks set forth in the Registrant’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission, and all subsequent filings, which contain and identify important factors that could cause actual results to differ materially from those contained in such forward-looking statements.  Although the Registrant believes that expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements.  The Registrant undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Current Report on Form 8-K, except as required by law.  You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K.  You should carefully review the risk factors described in other documents that the Registrant files from time to time with the Securities and Exchange Commission.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Document
10.1[1]	Asset Purchase Agreement dated June 30, 2006 between the Registrant, Kawasaki Heavy Industries, Ltd. and Kawasaki Gas Turbines-Americas
10.2[2]	License Agreement dated September 29, 2006 between the Registrant and Kawasaki Heavy Industries, Ltd.

1                     Incorporated by reference to Exhibit 10.1 of the Form 8-K filed by the Registrant on July 5, 2006

2                     Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.

By:	/s/ Robert W. Zack
Robert W. Zack, President, Chief Executive Officer and Chief Financial Officer

Date:  October 3, 2006

EXHIBIT INDEX

Exhibit Number	Document
10.1[1]	Asset Purchase Agreement dated June 30, 2006 between the Registrant, Kawasaki Heavy Industries, Ltd. and Kawasaki Gas Turbines-Americas
10.2[2]	License Agreement dated September 29, 2006 between the Registrant and Kawasaki Heavy Industries, Ltd.

1                   Incorporated by reference to Exhibit 10.1 of the Form 8-K filed by the Registrant on July 5, 2006

2                   Filed herewith